                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERNATIONAL LOTTERY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          INTERNATIONAL LOTTERY, INC.






                                   NOTICE OF
                              1997 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                             [Interlott Letterhead]





                                 April 9, 1997



Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of International Lottery, Inc. to be held at the Best Western Blue Ash Hotel & Conference Center located at 5901 Pfeiffer Road, Cincinnati, Ohio, on Thursday, May 8, 1997, at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we also will report on the operations of the Company during the past year, and the directors and officers of the Company will be present to respond to appropriate questions from stockholders.

     I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make appropriate arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy card in the enclosed envelope at your earliest convenience. This will assure that your shares will be represented and voted at the Annual Meeting even if you are unable to attend.

                                       Sincerely,

                                       /s/ L. Rogers Wells, Jr.

                                       L. Rogers Wells, Jr.
                                       Chairman of the Board and
                                       Chief Executive Officer

                          INTERNATIONAL LOTTERY, INC.

                                6665 CREEK ROAD
                            CINCINNATI, OHIO  45242

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 1997

     NOTICE HEREBY IS GIVEN that the 1997 Annual Meeting of Stockholders of International Lottery, Inc. ("the Company") will be held at the Best Western Blue Ash Hotel & Conference Center located at 5901 Pfeiffer Road, Cincinnati, Ohio, on Thursday, May 8, 1997 at 10:00 a.m., local time, for the purpose of:

      1. Amending the Company's Certificate of Incorporation to change the name of the Company to Interlott Technologies, Inc.;

      2. Electing three directors to serve until the 2000 Annual Meeting of Stockholders;

      3. Ratifying the appointment of KPMG Peat Marwick LLP as independent accountants of the Company for the fiscal year ending December 31, 1997; and

      4. Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

     Information relating to matters 1-3 is set forth in the attached Proxy Statement. Stockholders of record at the close of business on April 3, 1997 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. A list of stockholders of the Company as of the close of business on April 3, 1997 will be available for inspection during normal business hours from April 28, 1997 through May 8, 1997 at the headquarters of the Company, 6665 Creek Road, Cincinnati, Ohio.

                                          By Order of the Board of Directors.

                                          /s/ Gary S. Bell

                                          Gary S. Bell
                                          Secretary

Cincinnati, Ohio
April 9, 1997

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                          INTERNATIONAL LOTTERY, INC.
                                  ____________

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 1997
                                 _____________

     This Proxy Statement is furnished to the stockholders of International Lottery, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1997 Annual Meeting of Stockholders of the Company and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Thursday, May 8, 1997 at 10:00 a.m. local time at the Best Western Blue Ash Hotel & Conference Center located at 5901 Pfeiffer Road, Cincinnati, Ohio.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is April 9, 1997.

                                     VOTING

GENERAL

     The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, $.01 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Common Stock who are entitled to receive notice of and to vote at the Annual Meeting is April 3, 1997. On the record date, 3,210,000 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against" as well as any abstentions (including instructions to withhold authority to vote) will be used.

     In accordance with Delaware law (under which the Company is organized) and the Company's Bylaws, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the proposal to change the name of the Company (Proposal
1) and the proposal to ratify the Board of Directors' appointment of independent accountants for the Company (Proposal 3), provided a quorum is present. As a result, shares that are abstained from voting on these proposals will have the same effect as a vote against the proposal, and any broker non-votes will have no effect. In accordance with Delaware law and the Company's Bylaws, the affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect directors (Proposal 2), provided a quorum is present. As a result, shares that are withheld from voting on the proposal and any broker non-votes will have no effect.

     The Company has been advised by Mr. L. Rogers Wells, Jr., who owns a majority of the outstanding Common Stock of the Company, that he intends to vote all of his shares of Common Stock in favor of each of the three proposals. Accordingly, adoption of the three proposals is assured.

PROXIES

     The accompanying proxy card is for use at the Annual Meeting if a stockholder is unable to attend in person or is able to attend but does not wish to vote in person. Stockholders should specify their choices with regard to the three proposals on the enclosed proxy card. All properly executed and dated proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the change in the name of the Company described in Proposal 1, "FOR" the election of the three director nominees named in Proposal 2 and "FOR" the ratification of the directors' selection of independent accountants described in Proposal 3. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

     The giving of a proxy does not affect the right to vote in person should the stockholder attend the Annual Meeting. Any stockholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Gary S. Bell, the Secretary of the Company, at 6665 Creek Road, Cincinnati, Ohio 45242; by executing and delivering to Mr. Bell a proxy card bearing a later date; or by voting in person at the Annual Meeting.

     In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

PRINCIPAL STOCKHOLDERS

     As of December 31, 1996, the only persons known to the Company to be the beneficial owners of more than five percent of the Company's Common Stock were Mr. L. Rogers Wells, Jr., who is the Chairman of the Board and Chief Executive Officer of the Company, and Mr. Edmund F. Turek, who is the President of the Company. For information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1996 by Messrs. Wells and Turek and by each of the other directors, director nominees and executive officers of the Company, see "Proposal 2 - Election of Directors - Information Regarding Nominees and Continuing Directors." As of December 31, 1996, the nine directors and executive officers of the Company as a group beneficially owned 1,888,300 shares, equal to 57.73% of the Common Stock of the Company (including 175,500 shares which are owned by spouses and 61,000 shares which may be acquired upon the exercise of outstanding stock options within 60 days after December 31,
1996).

             PROPOSAL 1 - AMENDMENT TO CERTIFICATE OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has approved an amendment to the Company's Certificate of Incorporation to change the name of the Company to Interlott Technologies, Inc. The amendment is subject to stockholder approval and is being presented to the stockholders at the Annual Meeting for consideration and approval.

     In the Board's opinion, the name "Interlott Technologies, Inc." better reflects the Company and its business today than does the name "International Lottery, Inc." First, the Company has operated under the tradename "Interlott" since the Company's inception in 1990, and the Board believes that the name "Interlott" is more recognized and generally associated with the Company than is the name "International Lottery." Second, the Company's business today consists not only of manufacturing instant ticket dispensing machines for the lottery industry but also manufacturing long distance telephone card dispensing machines. Additionally, the Company is developing a device that dispenses "smart cards" for the financial services industry and intends to expand its product line to other industries in the future. The deletion of the word "International" from the Company's name does not reflect any de-emphasis by the Company on international operations; however, the Board of Directors believes that it adds no significant recognition value to the Company's name.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO INTERLOTT TECHNOLOGIES, INC.


                       PROPOSAL 2 - ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors of the Company consists of seven members who are divided into three classes as nearly equal in number as possible. The directors in each class are elected by the stockholders for a term of three years and until
their successors are elected and qualified.   The term of office of one of the
classes of directors expires each year at the Annual Meeting of Stockholders, and a new class of either two or three directors is elected by the stockholders each year at that time.

     At the Annual Meeting, the terms of Gary S. Bell, Edmund F. Turek and L. Rogers Wells, Jr. will expire, and the Board of Directors has nominated each of these three individuals to stand for re-election as directors at the Annual Meeting. If elected by the stockholders, each of the nominees will serve a three-year term which will expire at the 2000 Annual Meeting of Stockholders. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RE-ELECT GARY S. BELL, EDMUND F. TUREK AND L. ROGERS WELLS, JR. AS DIRECTORS OF THE COMPANY FOR A THREE-YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth certain information regarding the three nominees for director as well as the four incumbent directors whose terms as directors will continue following the Annual Meeting. Except as otherwise indicated, each of the named persons has been engaged in his or her present principal occupation for more than five years. Stock ownership information is as of December 31, 1996.




                                                             SHARES OF
                                                            COMMON STOCK
                                                         BENEFICIALLY OWNED
NAME                    BUSINESS INFORMATION           (PERCENT OF CLASS)(1)
----                    --------------------           ---------------------
                    PERSONS NOMINATED FOR ELECTION TO
                    SERVE AS DIRECTORS UNTIL THE 2000
                    ANNUAL MEETING OF STOCKHOLDERS

Gary S. Bell        Mr. Bell, age 46, has been                 2,750(2)
                    Secretary and Treasurer of the                (*)
                    Company since 1993.  Mr. Bell
                    has been Executive Vice
                    President - Commercial Loans
                    of Peoples Bank & Trust
                    Company, Greensburg, Kentucky,
                    since February 1997.  He also
                    has served as Chief Financial
                    Officer of International
                    Investments, Inc. ("III"), an
                    investment company owned by
                    Mr. L. Rogers Wells, Jr.,
                    since May 1995 and previously
                    served in this position from
                    1993 until October 1994.  He
                    was a self-employed business
                    and financial consultant from
                    October 1994 until May 1995.
                    From 1982 until 1993, he
                    served in various positions
                    with The New Farmers National
                    Bank of Glasgow and its
                    holding company, Commonwealth
                    Bancorp, including most
                    recently as Executive Vice
                    President and Chief Credit
                    Officer of The New Farmers
                    National Bank of Glasgow from
                    1986 until 1993.  Mr. Bell
                    also served as Chief Credit
                    Officer of Bowling Green Bank
                    & Trust Company, N.A., another
                    subsidiary of Commonwealth
                    Bancorp, from 1991 until 1993.
                    Mr. Bell has been a director
                    of the Company since 1993.


Edmund F. Turek     Mr. Turek, age 70, has served              180,250(2)
                    as President and a director of             (5.60%)(3)
                    the Company since 1990 and
                    served as Chairman of the
                    Board and Chief Executive
                    Officer of the Company from
                    1990 to 1992.  Mr. Turek began
                    to develop the Company's
                    instant ticket vending machine
                    in 1987 and has guided the
                    product through six
                    generations to the current
                    model.  Mr. Turek was Vice
                    President of Peripheral
                    Products in the computer
                    division of SCI Systems, Inc.
                    from 1984 to 1989 where he
                    developed business
                    opportunities in the
                    commercial market for the
                    design and manufacture of
                    computer products.  From 1953
                    to 1984, Mr. Turek held
                    management, product
                    development and operations
                    positions with various
                    companies in the computer and
                    aerospace industries.


L. Rogers Wells     Mr. Wells, age 59, is Chairman           1,666,250(2)
Jr.                 of the Board and Chief                    (51.34%)(3)
                    Executive Officer of the
                    Company and has been the
                    principal stockholder of the
                    Company since purchasing 80%
                    of the Common Stock of the
                    Company in 1992.  Mr. Wells
                    served as a director of the
                    Company from 1992, and as
                    Chairman of the Board and
                    Chief Executive Officer of the
                    Company from 1993, until his
                    resignation from these
                    positions in October 1994.  He
                    was re-elected to these
                    positions in February 1995.
                    In addition, Mr. Wells owns
                    American Materials,
                    Incorporated, which assembles
                    and distributes automobile and
                    truck components and serves as
                    a regional warehousing and
                    distribution center for
                    various businesses.  Mr. Wells
                    also owns International
                    Investments, Inc. ("III"),
                    which invests in and provides
                    financing to various
                    businesses, including the
                    Company.  See "Certain
                    Transactions."  Mr. Wells also
                    has been active in various
                    other industries, including
                    manufacturing, mining,
                    explosives and banking.  From
                    1987 through 1991, Mr. Wells
                    served as Secretary of Finance
                    and Administration for the
                    Commonwealth of Kentucky and
                    from 1989 through 1991 served
                    as Secretary to the Governor's
                    Executive Cabinet.  During his
                    tenure as Secretary of Finance
                    and Administration, Mr. Wells
                    served as Chairman of various
                    finance and development
                    authorities, including the
                    Kentucky Rural Economic
                    Development Authority, the
                    Kentucky Infrastructure
                    Authority and the Kentucky
                    Housing Corporation.


        DIRECTORS TO SERVE UNTIL THE 1999 ANNUAL MEETING OF STOCKHOLDERS


John J. Wingfield  Mr. Wingfield, age 50, has been Vice                6,750(2)
                   President-Investments of A.G. Edwards & Sons,         (*)
                   Inc., a stock brokerage firm, since September
                   1995 and was First Vice President of Stifel,
                   Nicolaus & Company Incorporated, a stock
                   brokerage firm, from 1990 until September 1995.
                   Mr. Wingfield has been a registered stock broker
                   since 1973.  Mr. Wingfield has been a director
                   of the Company since 1994.

W. Whitlow Wyatt   Mr. Wyatt, age 49, has been Chairman of the        22,750(2)
                   Board and Chief Executive Officer of Altama           (*)
                   Delta Corporation, a manufacturer of boots in
                   Atlanta, Georgia and a major supplier of combat
                   boots to the United States Department of
                   Defense, since 1987.  In 1981, Mr. Wyatt
                   co-founded Stringer, Wyatt & Williams, Inc., a
                   privately held investment banking firm, in which
                   he served as a partner until 1987.  Mr. Wyatt
                   had previously served in financial and
                   accounting positions with various other firms
                   since 1972, including Vice President-Finance of
                   Fuqua National, Inc., an investment company in
                   Atlanta, Georgia, and a certified public
                   accountant with Ernst & Young in Atlanta,
                   Georgia.  He has been a director of the Company
                   since 1993.

        DIRECTORS TO SERVE UNTIL THE 1998 ANNUAL MEETING OF STOCKHOLDERS


Kazmier J. Kasper  Mr. Kasper, age 50, has been President and owner    4,750(2)
                   of Algonquin Industries, Inc. and HiTech Metals,      (*)
                   Inc. in Bellingham, Massachusetts since 1974.
                   Theses two companies manufacture machine parts
                   for the computer, optic, robotic, gaming,
                   environmental, biomedical and electromechanical
                   industries.  Prior to the founding of these two
                   companies, Mr. Kasper had served in various
                   positions in the manufacturing industry since
                   1969.  Mr. Kasper has been a director of the
                   Company since 1993.

H. Jean Marshall   Ms. Marshall, age 51, has been Vice                  1,500(2)
                   President-Marketing and a director of the Company       (*)
                   since 1993 and was the Company's Director of
                   Retailer Relations from 1992 until 1993.  In
                   these capacities, she is primarily responsible
                   for marketing to the lotteries and vendor support
                   services for the Company.  Ms. Marshall served
                   from 1983 to 1987 as Regional Manager and then as
                   Regional Coordinator of the Ohio Lottery
                   Commission.  From 1987 to 1989 she was an Account
                   Manager for British American Bank Note Company, a
                   Canadian manufacturer of instant lottery tickets,
                   and in this position had substantial involvement
                   with the Pennsylvania and New Jersey Lotteries.
                   In 1989, Ms. Marshall served as a consultant for
                   the Ohio Department of Rehabilitation and
                   Corrections, Bureau of Community Services.  Ms.
                   Marshall returned to the Ohio Lottery in 1990 as
                   Deputy Director of Sales, where she was
                   responsible for the development of retailer
                   policies and procedures and coordinating,
                   directing and managing the sales division.  Ms.
                   Marshall currently serves as Vice President of
                   the Board of Trustees of the Cincinnati Arts
                   Consortium and as a director of the Cincinnati
                   Minority Business Development Center.

-----------------------

* Denotes less than 1%.

(1) Beneficial ownership includes shares of Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days after December 31, 1996 upon the exercise of outstanding stock options. Shares which may be acquired upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by a particular individual but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. To the Company's knowledge, the named persons have sole voting and investment power with regard to the shares shown as owned by them except as otherwise referenced in the footnotes below.

(2) The shares shown include, with regard to each of Messrs. Bell, Kasper and Wyatt, 2,750 shares which may be acquired upon the exercise of stock options; with regard to Mr. Turek, 8,250 shares that may be acquired upon the exercise of stock options and 64,500 shares that are owned by Mr. Turek's wife; with regard to Mr. Wells, 35,250 shares that may be acquired upon the exercise of stock options and 111,000 shares that are owned by Mr. Wells' wife; with regard to Mr. Wingfield, 4,750 shares which may be acquired upon the exercise of stock options; and with regard to Ms. Marshall, 1,500 shares which may be acquired upon the exercise of stock options.

(3) The address of Messrs. Wells and Turek, who are the only persons known by management of the Company to be the beneficial owners of more than five percent of the Company's Common Stock, is 6665 Creek Road, Cincinnati, Ohio 45242.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the full Board and through committees of the Board, including standing Audit, Compensation, Directors Stock Incentive Plan and Executive Committees. During 1996, the Board of Directors held four meetings, the Audit Committee held one meeting and the Compensation Committee held one meeting. The Directors Stock Incentive Plan Committee and the Executive Committee did not meet. Each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he is a member except Mr. Wyatt, who attended 67% of such meetings.

     The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit Committee is composed of W. Whitlow Wyatt (Chairman), Gary S. Bell and John J. Wingfield.

     The Compensation Committee is responsible for setting the compensation of the Chairman of the Board and the President, ratifying the compensation of all other officers and general wage and salary limits of employees, and administering and interpreting the Company's 1994 Stock Incentive Plan. The Compensation Committee is composed of Gary S. Bell (Chairman), John J. Wingfield and W. Whitlow Wyatt.

     The Directors Stock Incentive Plan Committee is responsible for administering and interpreting the Company's 1994 Directors Stock Incentive Plan. The Directors Stock Incentive Plan Committee is composed of H. Jean Marshall (Chairperson), Edmund F. Turek and L. Rogers Wells, Jr.

     The Executive Committee is authorized, within certain limits, to exercise all of the authority of the Board of Directors during the interval between Board meetings. The Executive Committee is composed of L. Rogers Wells, Jr. (Chairman), Edmund F. Turek and Gary S. Bell.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by stockholders if submitted to the Company in accordance with the procedures set forth in Section
2.3 of the Bylaws of the Company. See "Stockholders' Proposals for 1998 Annual Meeting" below.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive a fee of $1,000 for each meeting of the Board of Directors or committee thereof attended in person (rather than by telephone). Directors who are employees of the Company receive no directors' fees. The Company paid a total of $4,000 in directors' fees in 1996.

     Additionally, the Company's 1994 Directors Stock Incentive Plan (the "DSIP") provides for the issuance of up to a total of 60,000 shares of Common Stock of the Company to the non-employee directors of the Company. Shares may be issued upon the exercise of stock options granted under the DSIP, and restricted shares of Common Stock also may be awarded under the DSIP. Restricted shares are shares that are subject to forfeiture unless certain conditions are met. The exercise price of all stock options granted under the DSIP is the fair market value of the Company's Common Stock on the date of grant of the respective stock options. All stock options and restricted shares are granted or awarded subject to a vesting schedule which provides for the vesting each year for a period of four years, subject to the recipient's continued service to the Company, of 25% of the options or shares subject to each grant or award. The Directors Stock Incentive Plan Committee determines the recipients, the amount and form, the timing, and certain other terms of options and restricted shares granted or awarded under the DSIP. Upon a "Change of Control" of the Company (as such term is defined in the DSIP), all vesting and other restrictions applicable to outstanding stock options and restricted shares granted under the DSIP will be deemed waived or satisfied without action by the Company, the Directors Stock Option Plan Committee or the recipients.

     Each non-employee member of the Board of Directors - Gary S. Bell, Kazmier
J. Kasper, John J. Wingfield and W. Whitlow Wyatt - was granted options in 1994 for the purchase of 5,000 shares of Common Stock and was granted additional options in each of 1995 and 1996 for the purchase of 1,000 shares and 1,500 shares, respectively, of Common Stock pursuant to the DSIP. The exercise price of each of these options was equal to the fair market value of the Company's Common Stock on the date of grant. All of these options expire ten years from the date of grant.

ADDITIONAL INFORMATION

     For additional information that should be considered with regard to the election of directors, see "Executive Compensation," "Certain Transactions" and "Section 16(a) Beneficial Ownership Reporting Compliance" below.


                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following table summarizes by various categories, for the fiscal years ended December 31, 1994, 1995 and 1996, the total compensation earned by the Company's Chief Executive Officer, and by each other executive officers of the Company who received salary and bonus in excess of $100,000 from the Company for 1996, for services rendered by them in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE


                                                                 LONG-TERM
                                                                 ----------
                                                                COMPENSATION
                                                                ------------
                                       ANNUAL COMPENSATION(1)     AWARDS
                                       ----------------------     ------
                                                                 SECURITIES
                                                                 UNDERLYING
NAME AND PRINCIPAL POSITION     YEAR   SALARY($)    BONUS($)     OPTIONS(#)
---------------------------     ----   ---------    --------     ---------
L. Rogers Wells, Jr.            1996  $150,000     $1,500         1,500
  Chairman of the Board and     1995   132,692       -0-         71,000(2)
  Chief Executive Officer       1994    69,231       -0-           -0- (2)


Edmund F. Turek                 1996  $120,000     $1,500         1,500
  President                     1995   120,000       -0-          1,000
                                1994   120,000       -0-         16,000

_________________

(1) Excludes any perquisites and other personal benefits received, the total value of which did not exceed 10% of the total annual salary and bonus for the respective executive officers. See also "Employment Agreements" below.

(2) In accordance with the terms of the Company's 1994 Stock Incentive Plan, options for the purchase of 70,000 shares of Common Stock which were granted to Mr. Wells in April 1994 were canceled in October 1994 when he resigned as Chairman of the Board and Chief Executive Officer of the Company. When Mr. Wells was re-elected as Chairman of the Board and Chief Executive Officer in February 1995, the Company granted replacement options for 70,000 shares to Mr. Wells.

EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with L. Rogers Wells, Jr. and Edmund F. Turek effective as of April 21, 1994, the date of completion of the Company's initial public offering of Common Stock. The employment agreement with Mr. Wells provides for his employment as Chairman of the Board and Chief Executive Officer of the Company for three years at an annual salary of $150,000. Mr. Turek's agreement provides for his employment as President of the Company for three years at an annual salary of $120,000. Both employment agreements contain noncompete provisions that apply for a period of one year and nondisclosure provisions that apply for a period of three years following termination of employment.

STOCK OPTIONS

     The 1994 Stock Incentive Plan (the "SIP") provides for the issuance of up to 260,000 shares of Common Stock to officers, employees, consultants and other supporters (such as suppliers) of the Company. Shares may be issued upon the exercise of incentive stock options or nonqualified stock options granted under the SIP, and restricted shares of Common Stock also may be awarded under the SIP. Restricted shares are shares that are subject to forfeiture unless certain conditions are met. The exercise price of all stock options granted under the SIP is the fair market value of the Company's Common Stock on the date of grant of the respective stock options. All stock options and restricted shares are granted or awarded subject to a vesting schedule which provides for the vesting each year for a period of four years, subject to the recipient's continued employment with or service to the Company, of 25% of the options or shares subject to each grant or award. The Compensation Committee determines the recipients, the amount and form, the timing, and certain other terms of options and restricted shares granted or awarded under the SIP. Upon a "Change of Control" of the Company (as such term is defined in the SIP), all vesting and other restrictions applicable to outstanding stock options and restricted shares granted under the SIP will be deemed waived or satisfied without action by the Company, the committee administering the SIP or the recipients.

     The following table sets forth information regarding the number, terms and potential realizable value of all stock options granted to Messrs. Wells and Turek during 1996. The amounts shown as potential realizable values of the options identified in the table are based on assumed annualized rates of appreciation in the price of the Common Stock of 5% and 10% over the term of the options, as set forth in rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock. There can be no assurance that the potential realizable values reflected in the table will be achieved.

                       OPTIONS GRANTS IN LAST FISCAL YEAR


                                                                 POTENTIAL REALIZABLE
                                % OF TOTAL                       VALUE AT ASSUMED
                   NUMBER OF    OPTIONS                          ANNUAL RATES OF STOCK
                   SECURITIES   GRANTED TO  EXERCISE             PRICE APPRECIATION
                   UNDERLYING   EMPLOYEES   OR BASE              FOR OPTION TERM
                    OPTIONS     IN FISCAL   PRICE     EXPIRATION ------------------
NAME               GRANTED(#)(1) YEAR       ($/SHARE)   DATE       5%($)     10%($)
----               ------------- ---------  --------- ----------  ------     ------
L. Rogers Wells, Jr.  1,500      15.8%       $7.00    12/31/2006  $17,105    $27,235
Edmund F. Turek       1,500      15.8%       $7.00    12/31/2006  $17,105    $27,235


_________________

(1) In accordance with the vesting schedule set forth in the SIP, 25% of these options will first become exercisable one year from the date of grant (December 31, 1996) and an additional 25% of these options will become exercisable annually for a period of three years thereafter, with all options being vested on December 31, 2000.


     No stock options were exercised by Messrs. Wells or Turek during 1996. The following table sets forth information regarding the number and value of all of the unexercised stock options held by Messrs. Wells and Turek as of December 31, 1996.


                         FISCAL YEAR END OPTION VALUES


                           NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                          UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                          OPTIONS AT FISCAL YEAR          FISCAL YEAR
                                    END                      END (1)
      NAME             EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
      ----             --------------------------   -------------------------
L. Rogers Wells, Jr.          17,750/54,750                  $0/$0
Edmund F. Turek                8,250/10,250                   0/0

----------------------
(1) Such value is computed by subtracting the option exercise price from the market price of the Common Stock on December 31, 1996 and multiplying that figure by the total number of unexercised options.

                              CERTAIN TRANSACTIONS

     During 1996, Gary S. Bell, who served as the Secretary and the Treasurer of the Company (in a non-employee capacity) as well as a director of the Company, also served as the Chief Financial Officer of International Investments, Inc. ("III"), a company owned by Mr. L. Rogers Wells, Jr. Mr. Wells serves as Chairman of the Board and Chief Executive Officer of the Company. During 1996, III provided management and administrative support services to the Company to permit the Company to focus primarily on manufacturing machines and maintaining service, technical assistance and parts replacement. These services were provided by salaried as well as contract employees of III, and the Company reimbursed III for its actual out-of-pocket costs in compensating these employees (which amounts are believed by the Company to approximate the general market compensation levels of other similarly qualified persons) and for out-of-pocket expenses incurred by III on behalf of the Company. There is no written agreement between the Company and III for these services. For 1996 the Company paid $73,321 to III for these services, all of which related to services by Mr. Bell.

     Algonquin Industries, Inc., of which Mr. Kazmier J. Kasper, a director of the Company, is President and owner, sells to the Company certain components of the burster mechanisms and other dispensing mechanisms used in the Company's machines. During 1996, the Company paid $1,986,000 to Algonquin Industries for burster and other dispensing mechanisms, and the Company currently plans to continue purchasing all of such mechanisms from Algonquin Industries. The Company believes that such purchases are on terms no less favorable than those obtainable from unaffiliated third parties.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Company's Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Directors, executive officers and persons beneficially owning more than 10% of the Company's Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during 1996, all of its directors, executive officers and beneficial owners of more than 10% of its Common Stock complied with applicable
Section 16(a) filing requirements.


     PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of KPMG Peat Marwick LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 1997 and has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. KPMG Peat Marwick LLP has served as independent accountants of the Company since 1993 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of KPMG Peat Marwick LLP, the Board of Directors will reconsider the appointment.

     Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.


                STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Director nominations and other proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be submitted to the Company in accordance with the procedures set forth in Sections 2.3 and 1.1, respectively, of the Bylaws of the Company and in accordance with applicable rules of the Securities and Exchange Commission. The effect of these provisions is that stockholders must submit such nominations and proposals, together with certain related information specified in the above-referenced sections of the Bylaws, in writing to the Company on or before December 10, 1997 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 1998 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, 6665 Creek Road, Cincinnati, Ohio 45242. A copy of the above-referenced sections of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.


             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                          By Order of the Board of Directors.

                                          /s/ Gary S. Bell

                                          Gary S. Bell
                                          Secretary

Cincinnati, Ohio
April 9, 1997
                               _________________

     The Company's 1996 Annual Report, which includes audited financial statements, has been mailed to stockholders of the Company with these proxy
materials.   The Annual Report does not form any part of the material for the solicitation of proxies.

                                                                       APPENDIX
REVOCABLE PROXY
                                  COMMON STOCK
                          INTERNATIONAL LOTTERY, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING OF
                                 STOCKHOLDERS.

    The undersigned hereby appoints Jerome J. Cain and David F. Nichols, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of International Lottery, Inc. (the "Company") which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of the Company, to be held at the Best Western Blue Ash Hotel & Conference Center located at 5901 Pfeiffer Road, Cincinnati, Ohio, on Thursday, May 8, 1997 at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated below.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. An amendment to the Company's Certificate of Incorporation to change the name of the Company to Interiott Technologies, Inc.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

2. The election of Gary S. Bell, Edmund F. Turek and L. Rogers Wells, Jr. as directors to serve until the 2000 Annual Meeting of Stockholders and until their successors are elected and qualified.

   [ ]  FOR ALL NOMINEES listed below (except as               [ ]  WITHHOLD AUTHORITY to vote for all
        marked to the contrary below)                               nominees listed below

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

              GARY S. BELL, EDMUND F. TUREK, L. ROGERS WELLS, JR.

3. The ratification of the appointment of KPMG Peat Marwick LLP as independent public accountants for the fiscal year ending December 31, 1997.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

  In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof.

  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED PREPAID
                                   ENVELOPE.

          (Continued, and to be signed and dated, on the reverse side)

                          (Continued from other side)

                  PROXY -- SOLICITED BY THE BOARD OF DIRECTORS

   THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES "FOR" PROPOSAL 1 AND 3 AND "FOR" THE ELECTION OF THE THREE NOMINEES NAMED IN PROPOSAL 2. If any other business is presented to a vote of the stockholders at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting.

   If the undersigned elects to withdraw this proxy card on or before the time of the Annual Meeting or any adjournments thereof and notifies the Secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date, April 3, 1997.

                                                  Please mark, date and sign
                                               exactly as your name appears on
                                               this proxy card. When shares are
                                               held jointly, both holders
                                               should sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give your full
                                               title. If the holder is a
                                               corporation or a partnership,
                                               the full corporate or
                                               partnership name should be
                                               signed by a duly authorized
                                               officer.

                                               Date:                      , 1997
                                                    ----------------------

                                               --------------------------------
                                                          Signature

                                               --------------------------------
                                                  Signature, if shares held
                                                           jointly

                                               Do you plan to attend the Annual
                                               Meeting? YES [ ]          NO [ ]